Filed pursuant to Rule 497(a)
File No. 333-221434
Rule 482ad

Priority Income Fund, Inc.
6.375% Series A Term Preferred Stock Due 2025

Final Pricing Term Sheet
June 27, 2018

Issuer:	Priority Income Fund, Inc.

Title of the Securities:	6.375% Series A Preferred Stock Due 2025 (the “Shares”)

Rating:	Egan-Jones Ratings Company: AA

Initial Number of Shares Being Offered:	1,360,000

Option to Purchase Additional Shares:	Up to an additional 204,000 Shares within 30 days

Trade Date:	June 27, 2018

Settlement Date:*	June 29, 2018

Underwriting Discount:	$0.78125 per Share; $1,062,500 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Share; $32,937,500 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	$25.00 per Share

Liquidation Preference:	$25.00 per Share

Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the term redemption date.

Dividend Rate:	6.375% per annum

Day Count:	30/360

Original Issue Date:	June 29, 2018

Term Redemption Date:	June 30, 2025

Date Dividends Start Accruing:	June 29, 2018

Dividend Payment Date:	Quarterly, when, as and if declared by the Board of Directors out of funds legally available for payment, beginning September 30, 2018.

Dividend Periods:	The initial dividend period will be the period from and including June 29, 2018, to, but excluding, the initial dividend payment date (September 30, 2018), and quarterly thereafter.

Regular Record Dates for Dividend:	The date designated by the Board of Directors that is not less than seven, nor more than 20, calendar days prior to the applicable payment date.

Optional Redemption:
The Shares may be redeemed in whole or in part at any time or from time to time at Issuer’s option after June 30, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the Liquidation Preference of the Shares to be redeemed plus accrued and unpaid dividend payments otherwise payable thereon for the then-current quarterly dividend period accrued to (but excluding) the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Shares redeemed prior to the term redemption date.

Listing:	Issuer intends to list the Shares on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol "PRIFA."

CUSIP / ISIN:	74274W 103 / US74274W1036

Lead Book-Running Manager:	Ladenburg Thalmann & Co. Inc.

Joint Book-Running Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC B. Riley FBR, Inc.

Co-Managers:	Incapital LLC
Maxim Group LLC

*We expect that delivery of the shares of Series A Term Preferred Stock will be made against payment therefor on or about June 29, 2018, which will be the second business day following the Trade Date of the Series A Term Preferred Stock (such settlement being herein referred to as “T+2”).

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which contains this and other information about the Company, should be read carefully before investing. The information in the preliminary prospectus and in this pricing term sheet is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) relating to the securities described herein is effective. This pricing term sheet is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.